UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2009 (February 12, 2009)
ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6301 Fitch Path, New Albany, Ohio 43054
(Address of principal executive offices) (Zip Code)
(614) 283-6500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 12, 2009, the Registrant’s Board of Directors, upon the recommendation of the Nominating and Board Governance Committee, elected Craig R. Stapleton to fill an existing vacancy and to serve as a member of the Class of the Registrant’s Board of Directors whose terms expire at the 2010 Annual Meeting of Stockholders. Upon the recommendation of the Nominating and Board Governance Committee, the Registrant’s Board of Directors also named Mr. Stapleton to serve on the Registrant’s Compensation Committee.
Mr. Stapleton served as United States ambassador to the Czech Republic from 2001 until 2004 and as United States ambassador to France from 2005 until his resignation upon the inauguration of President Obama. Mr. Stapleton received his B.A. and M.B.A. from Harvard, and served as President of Marsh and McLennan Real Estate Advisors of New York from 1982 until his first ambassadorial appointment. Mr. Stapleton was also co-owner of the Texas Rangers baseball team from 1989 until 1998.
The Registrant has determined that Mr. Stapleton and his immediate family members have not had (and do not propose to have) a direct or indirect interest in any transaction in which the Registrant or any of the Registrant’s subsidiaries was (or is proposed to be) a participant, that would be required to be disclosed under Item 404(a) of SEC Regulation S-K. The Registrant’s Board of Directors has also determined that Mr. Stapleton qualifies as an “independent director” for purposes of the applicable sections of the Listed Company Manual of the New York Stock Exchange and the applicable rules and regulations of the SEC. Mr. Stapleton, in his capacity as a non-associate director of the Registrant, will receive the same compensation for 2009 as other non-associate directors of the Registrant.
A copy of the press release issued by the Registrant on February 13, 2009 announcing the election of Mr. Stapleton as a director is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)-(c) Not applicable
(d) Exhibits:

Exhibit No.	Description

99.1	News Release issued by Abercrombie & Fitch Co. on February 13, 2009 related to the election of Craig R. Stapleton as a director
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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.
Dated: February 13, 2009	By:	/s/ David S. Cupps
David S. Cupps
Senior Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit No.	Description

99.1	News Release issued by Abercrombie & Fitch Co. on February 13, 2009 related to the election of Craig R. Stapleton as a director